Exhibit 24
                                                                      ----------
                                                                     Page 1 of 2


                                POWER OF ATTORNEY



          KNOW ALL BY THESE PRESENTS, That the undersigned director of Honeywell Inc., a Delaware corporation, constitutes and appoints each of Edward D. Grayson, James T. Porter and Kathleen M. Gibson, with full power to act without the other, as his or her true and lawful attorney-in-fact and agent with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-8 and any or all amendments or post-effective amendments thereto, relating to the offering by Honeywell Inc. of shares of its common stock to employees of Honeywell Inc., its subsidiaries and affiliates, pursuant to the 1997 Honeywell Stock and Incentive Plan, the Honeywell Employee Stock and Incentive Plan, and the country specific plans adopted pursuant to the Honeywell International Employee Stock Purchase Program, in the amounts of 7,500,000, 2,000,000, and 350,000 (in the aggregate for all country specific plans), respectively, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, this Power of Attorney has been signed on the 17th day of June, 1997, by the following director.


By: /s/ M. R. Bonsignore                By: /s/ J. J. Howard III
    -----------------------------           -----------------------------
     Michael R. Bonsignore                   James J. Howard III

By: /s/ A. J. Baciocco, Jr.             By: /s/ B. E. Karatz
    -----------------------------           -----------------------------
     Albert J. Baciocco, Jr.                 Bruce E. Karatz

By: /s/ E. E. Bailey                    By: /s/ A. B. Rand
    -----------------------------           -----------------------------
     Elizabeth E. Bailey                     A. Barry Rand

By: /s/ W. H. Donaldson                 By: /s/ S. G. Rothmeier
    -----------------------------           -----------------------------
     William H. Donaldson                    Steven G. Rothmeier

By: /s/ R. D. Fullerton                 By: /s/ M. W. Wright
    -----------------------------           -----------------------------
     R. Donald Fullerton                     Michael W. Wright


                                                                     Exhibit  24
                                                                     -----------
                                                                     Page 2 of 2


                                POWER OF ATTORNEY


          KNOW ALL BY THESE PRESENTS, That the undersigned officer of Honeywell Inc., a Delaware corporation, constitutes and appoints each of Edward D. Grayson, James T. Porter and Kathleen M. Gibson, with full power to act without the other, as his true and lawful attorney-in-fact and agent with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-8 and any or all amendments or post-effective amendments thereto, relating to the offering by Honeywell Inc. of shares of its common stock to employees of Honeywell Inc., its subsidiaries and affiliates, pursuant to the 1997 Honeywell Stock and Incentive Plan, the Honeywell Employee Stock and Incentive Plan, and the country specific plans adopted pursuant to the Honeywell International Employee Stock Purchase Program, in the amounts of 7,500,000, 2,000,000, and 350,000 (in the aggregate for all country specific plans), respectively, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, this Power of Attorney has been signed on the 17th day of June, 1997, by the following officer.



By: /s/ P. M. Palazzari                 By: /s/  L. W. Stranghoener
    -----------------------------           ---------------------------
     Philip M. Palazzari                     Lawrence W. Stranghoener